SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

AUGUST 13, 2003

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)
8 Perimeter Center East Suite 8050 Atlanta, GA 30346 (Address of Principal Executive Offices) (Zip Code)	770-481-0305 (Registrant’s Telephone Number Including area code)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing Second Quarter 2003 Financial Results

ITEM 9.	REGULATION FD DISCLOSURE

On August 13, 2003, Jameson Inns, Inc. issued a press release announcing its operating results for the second quarter ended June 30, 2003. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein. This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 of Form 8-K as provided in the Commission’s final rule; interim guidance regarding Form 8-K Item 11 and 12 filing requirements (Release No. 34-47583).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of August 13, 2003	JAMESON INNS, INC. By: Craig R. Kitchin /s/ Craig R. Kitchin Its: President & Chief Financial Officer